Filed pursuant to Rule 497(e)
Registration No. 333-129930

INDEX FUNDS

Giant 5 Total Investment System
Giant 5 Total Index System
Investor Shares
Supplement dated March 2, 2015 to the Prospectus and Statement of Additional Information
each dated July 29, 2014, as further supplemented from time to time
As of the date of this supplement, March 2, 2015, Index Asset Management, Inc. (the “Adviser”), the investment adviser to the Giant 5 Total Investment System and the Giant 5 Total Index System (each a “Fund,” and collectively, the “Funds”) has entered into an agreement with Index Funds (the “Trust”) pursuant to which the Adviser will reduce the fees payable to it under the investment advisory agreement for each Fund (but not below zero) and/or reimburse other expenses of each Fund attributable to services provided to the Funds by UMB Fund Services, Inc. and its affiliates, to the extent necessary to limit the Total Annual Fund Operating Expenses (as defined in Item 3 to Form N-1A) of the Investor class shares of each Fund to 3.00% of each Fund’s average annual net assets.  Institutional class shares of each Fund are not being offered.  This agreement is in effect from March 2, 2015 through March 31, 2015, and may only be terminated prior to March 31, 2015 by the Trust’s Board of Trustees.
This supplement should be retained with your Prospectus for future reference.